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                                                                    EXHIBIT 10.1

           JOINDER AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

      This Joinder and Third Amendment to Loan and Security Agreement (the "THIRD AMENDMENT") is made as of this 29th day of December, 2004 by and among

            National City Business Credit, Inc. (f/k/a National City Commercial Finance, Inc.), an Ohio corporation with offices at 1965 E. Sixth Street, Cleveland, Ohio 44114, as administrative agent (in such capacity, herein the "ADMINISTRATIVE AGENT"), for the ratable benefit of the "REVOLVING CREDIT LENDERS", who are, at present, those financial institutions identified on the signature pages of this Third Amendment and who in the future are those Persons (if any) who become "Revolving Credit Lenders" in accordance with the provisions of the Loan Agreement (as defined below);

            National City Business Credit, Inc. (f/k/a National City Commercial Finance, Inc.), and Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance Inc.), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as collateral agents (collectively, in such capacity, herein the "COLLATERAL AGENTS"), for the ratable benefit of the Revolving Credit Lenders;

            and

            National City Bank, as L/C Issuer (the "ISSUER");

            and

            The Revolving Credit Lenders;

            and

            Value City Department Stores LLC (in such capacity, the "LEAD BORROWER"), an Ohio limited liability company with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224-3751, as agent for the following (individually, a "BORROWER" and collectively, the "BORROWERS"):

            Said Value City Department Stores LLC ("VCDS LLC"); and

            Shonac Corporation ("SHONAC"), an Ohio corporation with its principal executive offices at 4150 East Fifth Avenue, Columbus, Ohio 43219;

            DSW Shoe Warehouse, Inc. ("DSW"), a Missouri corporation with its principal executive offices at 4150 East Fifth Avenue, Columbus, Ohio 43219; and

            Gramex Retail Stores, Inc. ("GRAMEX"), a Delaware corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224; and

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            Filene's Basement, Inc. ("FILENE'S"), a Delaware corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224-3751; and

            Value City of Michigan, Inc. ("VC MICHIGAN"), a Michigan corporation with its principal executive offices at 36901 Warren Road, Westland, Michigan 48185;

            GB Retailers, Inc. ("GBR"), a Delaware corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224; and

            Retail Ventures Jewelry, Inc. ("JEWELRY"), an Ohio corporation with its principal executive offices at 3241 Westerville Road, Columbus, Ohio 43224;

in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                                   WITNESSETH:

      A. Reference is hereby made to that certain Loan and Security Agreement dated as of June 11, 2002 (as the same has been, and may hereafter be, amended, modified, supplemented or restated, the "LOAN AGREEMENT") among (i) Value City Department Stores, Inc., an Ohio corporation (the "EXISTING LEAD BORROWER"), (ii) the other Borrowers (other than the Lead Borrower), (iii) the Revolving Credit Lenders,
            (iv) the Administrative Agent, (v) the Collateral Agents, and (vi) the Issuer.

      B. The Borrowers have advised the Agent that a corporate reorganization (the "2004 REORGANIZATION"), as more particularly described on the supplement to EXHIBIT 4.20 to the Loan Agreement attached hereto, has been approved by the directors of Retail Ventures, Inc., an Ohio corporation (the "PARENT") and the Existing Lead Borrower and has been implemented subject to the consent of the Revolving Credit Lenders.

      C. The following actions, among others, have been taken pursuant to the 2004 Reorganization:

                  1. Westerville Road GP, Inc. and Westerville Road LP, Inc., each a Delaware corporation, have merged into Value City Department Stores, Inc., with Value City Department Stores, Inc. being the surviving entity.

                  2. Value City Limited Partnership, an Ohio limited partnership, has merged into Value City Department Stores, Inc., with Value City Department Stores, Inc. being the surviving entity. Therefore, Value City Limited

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                        Partnership is no longer a Borrower party to the Loan
                        Agreement.

                  3. The Parent has formed a new wholly-owned subsidiary in Ohio named "Value City Department Stores LLC". The Existing Lead Borrower has merged into Value City Department Stores LLC, with Value City Department Stores LLC being the surviving entity.

                  4. Value City Department Stores LLC has transferred all of the issued and outstanding shares of each class of capital stock of Shonac and Filene's to the Parent.

      C. The Borrowers have requested that the Revolving Credit Lenders consent to the 2004 Reorganization and modify and amend certain provisions of the Loan Agreement.

      D. The Revolving Credit Lenders have agreed to consent to the 2004 Reorganization, and to modify and amend certain provisions of the Loan Agreement as provided herein, provided that, among other things, the Borrowers execute and deliver this Third Amendment.

      Accordingly, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

2. Joinder and Assumption of Liabilities by VCDS LLC. Effective as of the date of this Third Amendment, VCDS LLC hereby acknowledges that it has received and reviewed a copy of the Loan Agreement, and acknowledges and agrees to:

      a. join in the execution of, and become a party to, the Loan Agreement as the Lead Borrower and as a Borrower, as indicated with its signature below;

      b. be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgments of the Lead Borrower and the Borrowers in the Loan Agreement, with the same force and effect as if VCDS LLC was a signatory to the Loan Agreement and was expressly named as the Lead Borrower and as a Borrower therein; and

      c. assume and perform all duties and Liabilities of the Existing Lead Borrower and the Borrowers under the Loan Agreement.

3. Grant of Security Interest by VCDS LLC. To secure the prompt, punctual, and faithful performance of all and each of the Liabilities, VCDS LLC hereby grants to the Collateral Agents, for the ratable benefit of the Secured Parties, a continuing security interest in and to, and assigns to the Collateral Agents, for the ratable benefit of the Secured Parties, all right, title and interest of VCDS LLC in

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      and to the Collateral, and each item thereof, whether now owned or now due, or in which VCDS LLC has an interest, or hereafter acquired, arising, or to become due, or in which VCDS LLC obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following, but excluding the Excluded Property.

4.    Amendments to Loan Agreement.

      a.    General.

            i. VCDS LLC shall be the Lead Borrower and a Borrower under the Loan Agreement and, in furtherance thereof, (i) all references in the Loan Agreement to the "Lead Borrower" shall hereafter be deemed to refer to VCDS LLC, (ii) all references in the Loan Agreement to the "Borrowers" shall hereafter be deemed to include VCDS LLC, and (iii) all references in the Loan Agreement to "Value City" shall hereafter be deemed to refer to VCDS LLC.

            ii. All references in the Loan Agreement to the "Reorganization" shall hereafter be deemed to include the 2004 Reorganization.

      b. Amendments to Article 1 of Loan Agreement. The provisions of Article 1 of the Loan Agreement are hereby revised as follows:

            i. The definition of "CCM Term Loan Facilities" is hereby deleted in its entirety and the following substituted in its stead:

                  "CCM TERM LOAN FACILITIES": The term loan facilities entered into amongst the Borrowers and CCM, as agent, pursuant to a Financing Agreement dated June 11, 2002, in the aggregate principal amount of $100,000,000.00, as most recently amended on December 29, 2004.

            ii. The definition of "Senior Convertible Facility" is hereby deleted in its entirety and the following substituted in its stead:

                  "SENIOR CONVERTIBLE FACILITY": The credit facility set forth in the Senior Subordinated Convertible Loan Agreement dated as of March 15, 2000, amended from time to time prior to the Closing Date and as amended and restated June 11, 2002, in the present principal amount of $75,000,000.00, and as most recently amended on December 29, 2004.

            iii. The definition of "Value City Entities" is hereby deleted in its entirety and the following substituted in its stead:

                  ""VALUE CITY ENTITIES": VCDS LLC, Gramex, VC Michigan, GBR and Jewelry."

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            iv.   The definition of "VCLP" is hereby deleted in its entirety.

            v. The following definitions are hereby added to Article 1 in appropriate alphabetical order:

                  "VCDS LLC": Value City Department Stores LLC, an Ohio limited liability company.

            vi. The fifth sentence in Section 4.10 is hereby amended by the addition thereto of the phrase "except where such default or violation is not reasonably likely to have a Material Adverse Change" after the word "Reorganization."

      c. Amendments to Exhibits to Loan Agreement. The Exhibits to the Loan Agreement are revised as follows:

            i. Exhibit 1.3 [Intercompany Notes] is hereby amended and restated in its entirety in the form of Exhibit 1.3 attached hereto and incorporated by reference herein.

            ii. Exhibit 4.2 [Corporate Information] is hereby amended and restated in its entirety in the form of Exhibit 4.2 attached hereto and incorporated by reference herein.

            iii. Exhibit 4.20 [Reorganization] is hereby supplemented as set forth on Exhibit 4.20 attached hereto and incorporated by reference herein.

5. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Agent and the Revolving Credit Lenders as follows:

      a. 2004 Reorganization. The 2004 Reorganization has been or will be consummated in accordance with Applicable Law.

      b. Representations and Warranties in Loan Agreement. The Borrowers (including VCDS LLC) hereby restate all representations, warranties, and covenants set forth in the Loan Agreement as of the date hereof. To the extent that any changes in any representations, warranties, and covenants require any amendments to the Exhibits to the Loan Agreement, such Exhibits are amended and restated, as evidenced by any replacement Exhibits annexed to this Third Amendment.

6. Conditions Precedent to Effectiveness. This Third Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

      a. This Third Amendment shall have been duly executed and delivered by the Majority Lenders and the other parties hereto, and shall be in full force

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            and effect and shall be in form and substance satisfactory to the
            Administrative Agent and the Majority Lenders.

      b. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Third Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

      c. The Lead Borrower and each other Loan Party (to the extent requested by the Administrative Agent) shall each have delivered the following to the Administrative Agent, in form and substance satisfactory to the Administrative Agent:

            i. Certificate of Legal Existence and Good Standing issued by the Secretary of the State of the Lead Borrower's and the Parent's organization or incorporation.

            ii. Certificate of the Lead Borrower's and the Parent's Secretary of the due adoption, continued effectiveness, and setting forth the text of each corporate resolution adopted in connection with the loan arrangement, as modified by the Third Amendment, and the 2004 Reorganization and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents.

            iii. Execution and delivery by the Lead Borrower and each other Loan Party (to the extent requested by the Administrative Agent) of the following Loan Documents:

                  a) Joinder, Confirmation and Amendment to Ancillary Loan Documents;

                  b) Joinder to Copyright and Copyright Applications Security Agreement; and

                  c) Such other documents and agreements as the Agent may reasonably require.

            iv.   Execution and delivery by the Borrowers of the following Loan
                  Documents:

                  a)    Endorsement to Amended and Restated Swingline Note; and

                  b)    Endorsements to Amended and Restated Revolving Credit
                        Notes.

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            v.    Opinion of counsel to the Loan Parties.

      d. Execution and delivery of all documents, instruments and agreements in connection with the Term Loans, including, without limitation, a Second Amendment to Intercreditor and Lien Subordination Agreement, as may be deemed necessary by the Administrative Agent in connection with the matters contemplated by this Third Amendment.

      e. The 2004 Reorganization shall be finalized to the satisfaction of the Administrative Agent.

      f. All fees due under the Loan Agreement, and all costs and expenses incurred by the Agent in connection with the preparation and negotiation of this Third Amendment and related documents (including the fees and expenses of counsel to the Agent), shall have been paid in full.

      g.    No Default or Event of Default shall be then occurring.

      h. The Loan Parties shall have executed and delivered to the Administrative Agent such other documents, instruments, and agreements as may be required by the Administrative Agent.

7. Consent to 2004 Reorganization. Upon the determination of the Administrative Agent that all conditions precedent to the effectiveness of this Third Amendment have been satisfied, consent to the 2004 Reorganization shall be deemed to have been given by the Revolving Credit Lenders, provided however, that nothing contained herein shall be deemed a consent to any transactions regarding the public issuance of stock described in Paragraphs 11, 12, and 13 of the amendment to EXHIBIT 4.20 to the extent that the consummation of any such transactions described therein would constitute or result in the occurrence of an Event of Default.

8.    Miscellaneous.

      a. This Third Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, and all of which together shall constitute one instrument.

      b. This Third Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

      c. Any determination that any provision of this Third Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such

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            provision in any other instance, or the validity, legality or enforceability of any other provisions of this Third Amendment.

      d. The Loan Parties shall pay on demand all costs and expenses of the Agent, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Third Amendment.

                            [SIGNATURE PAGES FOLLOW]

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      IN WITNESS WHEREOF, the parties have duly executed this Third Amendment as of the day and year first above written.

BORROWERS:                                  VALUE CITY DEPARTMENT STORES LLC

                                            By:________________________________
                                            Name: James A. McGrady
                                            Title: Vice President

                                            SHONAC CORPORATION

                                            By:________________________________
                                            Name: James A. McGrady
                                            Title: Chief Financial Officer

                                            DSW SHOE WAREHOUSE, INC.

                                            By:________________________________
                                            Name: James A. McGrady
                                            Title: Chief Financial Officer

                                            GRAMEX RETAIL STORES, INC.

                                            By:________________________________
                                            Name: James A. McGrady
                                            Title: Chief Financial Officer

                                            FILENE'S BASEMENT, INC.

                                            By:________________________________
                                            Name: James A. McGrady
                                            Title: Chief Financial Officer

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                                            VALUE CITY OF MICHIGAN, INC.

                                            By:________________________________
                                            Name: James A. McGrady
                                            Title: Chief Financial Officer

                                            GB RETAILERS, INC.

                                            By:________________________________
                                            Name: James A. McGrady
                                            Title: Chief Financial Officer

                                            RETAIL VENTURES JEWELRY,  INC.

                                            By:________________________________
                                            Name: James A. McGrady
                                            Title: Chief Financial Officer

                                            NATIONAL CITY BUSINESS CREDIT, INC.
                                            (f/k/a National City Commercial
                                            Finance, Inc.) (ADMINISTRATIVE
                                            AGENT, COLLATERAL AGENT AND
                                            REVOLVING CREDIT LENDER)

                                            By:________________________________
                                            Name: _____________________________
                                            Title: ____________________________

                                            NATIONAL CITY BANK
                                            (ISSUER)

                                            By:________________________________
                                            Name: _____________________________
                                            Title: ____________________________

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                                            FLEET RETAIL GROUP, INC. (f/k/a
                                            Fleet Retail Finance Inc.)
                                            (COLLATERAL AGENT AND REVOLVING
                                            CREDIT LENDER)

                                            By:________________________________
                                            Name: _____________________________
                                            Title: ____________________________

                                            WELLS FARGO RETAIL FINANCE II, LLC

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                            THE CIT GROUP/BUSINESS CREDIT,
                                            INC.

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                            AMSOUTH BANK

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

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                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                            HSBC BUSINESS CREDIT (USA), INC.

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                            WEBSTER BUSINESS CREDIT
                                            CORPORATION

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                            LASALLE BANK NATIONAL
                                            ASSOCIATION

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

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                                            PNC BANK, National
                                            Association

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                            SIEMENS FINANCIAL SERVICES, INC.

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

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